UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): December 14, 2009


                       NATIONAL INVESTMENT MANAGERS INC.
             (Exact name of registrant as specified in its charter)

            Florida                   333-51252                  59-2091510
(State of Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

              485 Metro Place South, Suite 275, Dublin, Ohio 43017 (Address of principal executive offices) (zip code)

                                  614-923-8822
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Stephen M. Fleming, Esq.
                     Law Offices of Stephen M. Fleming PLLC
                          110 Wall Street, 11th Floor
                            New York, New York 10005
                           Telephone: (516) 833-5034
                              Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

   On September 29, 2009, to obtain additional funding in connection with the Revolving Line of Credit and Term Loan Agreement (the "Senior Loan Agreement"), dated as of November 30, 2007, National Investment Managers Inc. (the "Company") entered into (i) Amendment No. 2 and Allonge to Revolving Line of Credit Note and (ii) Amendment No. 9 to Revolving Line of Credit and Term Loan Agreement (the "Amendment No. 9 - Senior Loan") with RBS Citizens, National Association (the "Senior Lender") whereas the Company and Senior Lender agreed to temporarily increase the maximum principal amount available under the revolving note to $2,500,000 until December 31, 2009 (the "Expiration Date"). On December 14, 2009, the Company entered into (i) Amendment No. 3 and Allonge to Revolving Line of Credit Note and (ii) Amendment No. 10 to Revolving Line of Credit and Term Loan Agreement (the "Amendment No. 10 - Senior Loan") with the Senior Lender pursuant to which the Expiration Date was extended to February 28, 2010. After February 28, 2010, the Company is required to repay any amounts outstanding under the revolving note in excess of $2,000,000. As a condition of the Amendment No. 10 - Senior Loan, the Company is required to reimburse the Senior Lender for certain expenses including legal fees.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

    Not applicable

(B) PRO FORMA FINANCIAL INFORMATION

    Not applicable

(C) SHELL COMPANY TRANSACTIONS

    Not applicable

(D) EXHIBITS

EXHIBIT NO.        DESCRIPTION OF EXHIBIT

4.68 Amendment No. 3 and Allonge to Revolving Line of Credit Note by and between RBS Citizens, National Association, and National Investment Managers Inc.

4.69 Amendment No. 10 to Revolving Line of Credit and Term Loan Agreement by and between RBS Citizens, National Association, and National Investment Managers Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NATIONAL INVESTMENT MANAGERS INC.

Dated: December 17, 2009                       By:     /s/ Steven J. Ross
                                               =================================
                                               Name:   Steven J. Ross
                                               Title:  Chief Executive Officer

EXHIBIT No. 4.68

          AMENDMENT NO. 3 AND ALLONGE TO REVOLVING LINE OF CREDIT NOTE

      This Amendment No. 3 and Allonge to Revolving Line of Credit Note (the "Agreement") is by and between RBS Citizens, National Association, a national bank having a lending office at 28 State Street, Boston, MA 02109 (the "Lender") and National Investment Managers Inc., a Florida corporation having an address of 485 Metro Place South, Suite 275, Dublin, OH 43017 (the "Borrower"). This Agreement shall be considered an allonge to the Note (as defined below) and is hereby firmly affixed to and made part of the Note.

                                R E C I T A L S

A. Reference is hereby made to a certain Revolving Line of Credit and Term Loan Agreement, dated as of November 30, 2007, by and between Borrower and Lender, as amended by (i) a certain Amendment No. 1 to Term Loan Agreement, dated March 31, 2008, (ii) a certain Amendment No. 2 to Term Loan Agreement, dated June 30, 2008, (iii) a certain Amendment No. 3 to Term Loan Agreement, dated June 30, 2008 (iv) a certain Amendment No. 4 to Term Loan Agreement dated as of July 16, 2008 (v) a certain Amendment No. 5 to Term Loan Agreement dated as of October 1, 2008, (vi) a certain Amendment No. 6 to Term Loan Agreement dated as of November 26, 2008,
      (vii) a certain Amendment No. 7 to Term Loan Agreement dated as of March 30, 2009, (viii) a certain Amendment No. 8 to Term Loan Agreement dated as of June 30, 2009, (ix) a certain Amendment No. 9 to Term Loan Agreement dated as of September 25, 2009, and (x) a certain Amendment No. 10 to Term Loan Agreement of even date herewith (as amended, the "Loan Agreement"). The loan obligations of Borrower to Lender are further evidenced by a certain Revolving Line of Credit Note dated November 30, 2007, from the Borrower to the Lender in the maximum principal amount of $2,000,000.00, as amended by (i) a certain Amendment No. 1 and Allonge to Revolving Line of Credit Note dated as of March 30, 2009 and (ii) a certain Amendment No. 2 and Allonge to Revolving Line of Credit Note dated as of September 25, 2009 (as amended, the "Note"). All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

B. Borrower has requested that Lender extend the temporary increase to the maximum principal amount available under the Note to $2,500,000.00 until February 28, 2010.

C. Lender has agreed to extend the temporary increase to the maximum principal amount available under the Note to $2,500,000.00 until February 28, 2010, provided that Borrower agrees with the terms set forth in this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and the Borrower hereby agree to modify and amend the Note as follows:

1. Section 1 of the Note is hereby amended to delete the definition of "Maximum Revolving Credit" in its entirety and to substitute the following new definition in its place:

      "1.5  MAXIMUM
            REVOLVING CREDIT:  $2,500,000.00 until February 28, 2010, and thereafter reduced to $2,000,000.00."

      After February 28, 2010, Borrower shall be required to repay any amounts outstanding under the Note in excess of $2,000,000.00.

2. Borrower hereby acknowledges that the obligations of Borrower under the Note, as amended hereby, shall be affected and governed by the Loan Agreement as amended by a certain Amendment No. 10 to Revolving Line of Credit and Term Loan Agreement of even date herewith by and between Borrower and Lender.

      No other changes are hereby made to the Note and Borrower reaffirms its obligations under the Note in their entirety. This Agreement is not intended to extinguish or affect any of the debt evidenced by the Note.

      This Agreement is made in The Commonwealth of Massachusetts and shall be construed in accordance with its laws. If any provision hereof is in conflict with any statute or rule of law of The Commonwealth of Massachusetts or any other statute or rule of law of any other applicable jurisdiction or is otherwise unenforceable, such provisions shall be deemed null and void only to the extent of such conflict or unenforceability and shall be deemed separate from and shall not invalidate any other provision of this Agreement.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other parties shall be a beneficiary hereunder. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

      This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. Signatures delivered by facsimile transmission shall have the same force and effect as original signatures delivered in person.

                         [Signatures on following page]

EXECUTED under seal as of the 14th day of December, 2009.



                                   LENDER:

                                    RBS CITIZENS, NATIONAL ASSOCIATION


/s/Imran Bora                       By: /s/ David Bugbee
----------------------------        --------------------------------
Witness                             Name:   David Bugbee
                                    Title:  Senior Vice President



                                    BORROWER:

                                    NATIONAL INVESTMENT MANAGERS INC.


/s/Gail L. Ross                     By:/s/ Steven J. Ross
----------------------------        --------------------------------
Witness                             Name:  Steven J. Ross
                                    Title: Chief Executive Officer

EXHIBIT No. 4.69

                AMENDMENT NO. 10 TO REVOLVING LINE OF CREDIT AND
                              TERM LOAN AGREEMENT

      This Amendment No. 10 to Revolving Line of Credit and Term Loan Agreement (this "Agreement") is by and between RBS Citizens, National Association, having a lending office at 28 State Street, Boston, MA 02109 (the "Lender") and National Investment Managers Inc., a Florida corporation having an address of 485 Metro Place South, Suite 275, Dublin, OH 43017 (the "Borrower").

                                R E C I T A L S

A. Reference is hereby made to a certain Revolving Line of Credit and Term Loan Agreement, dated as of November 30, 2007, by and between Borrower and Lender, as amended by (i) a certain Amendment No. 1 to Term Loan Agreement, dated March 31, 2008, (ii) a certain Amendment No. 2 to Term Loan Agreement, dated June 30, 2008, (iii) a certain Amendment No. 3 to Term Loan Agreement, dated June 30, 2008 (iv) a certain Amendment No. 4 to Term Loan Agreement dated as of July 16, 2008 (v) a certain Amendment No. 5 to Term Loan Agreement dated as of October 1, 2008, (vi) a certain Amendment No. 6 to Term Loan Agreement dated as of November 26, 2008, (vii) a certain Amendment No. 7 to Term Loan Agreement dated as of March 30, 2009, (viii) a certain Amendment No. 8 to Term Loan Agreement dated as of June 30, 2009, and (ix) a certain Amendment No. 9 to Term Loan Agreement dated as of September 25, 2009 (as amended, the "Loan Agreement"). The loan obligations of Borrower to Lender are further evidenced by (i) a certain Term Promissory Note, dated November 30, 2007, from the Borrower to the
          Lender in the maximum principal amount of up to $13,000,000.00, as amended by (a) a certain Amendment No. 1 and Allonge to Term Promissory Note, dated as of June 30, 2008, increasing the maximum principal amount to $15,000,000.00, (b) a certain Amendment No. 2 and Allonge to Term Promissory Note dated as of October 1, 2008, and (c) a certain Amendment No. 3 and Allonge to Term Promissory Note dated as of March 30, 2009 (as amended, the "Term Note"); and (ii) a certain Revolving Line of Credit Note, dated November 30, 2007, from the Borrower to the Lender in the maximum principal amount of $2,000,000.00, as amended by (i) a certain Amendment No. 1 and Allonge to Revolving Line of Credit Note dated as of March 30, 2009, (ii) a certain Amendment No. 2 and Allonge to Revolving Line of Credit Note dated as of September 25, 2009, temporarily increasing the maximum principal amount to $2,500,000.00 and (iii) a certain Amendment No. 3 and Allonge to Revolving Line of Credit Note of even date herewith (as amended, the "Revolving Note", and together with the Term Note, the "Notes"). The obligations of Borrower to Lender evidenced by the Loan Agreement and the Notes are secured in part by (i) a certain Security Agreement dated as of November 30, 2007 by Borrower in favor of Lender (the "Security Agreement") and (ii) a certain Stock Pledge Agreement dated as of November 30, 2007 by Borrower in favor of Lender (the "Stock Pledge Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings as set forth in the Loan Agreement.

B. The Borrower and the Lender have agreed to extend the temporary increase to the maximum principal amount available under the Revolving Note to $2,500,000.00 until February 28, 2010 upon the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower hereby agree as follows:

I.        AMENDMENTS TO LOAN AGREEMENT.

1. In order to extend the temporary increase to the maximum principal amount available under the Revolving Note, the definition of "Maximum Revolving Credit" in Section 1 of the Loan Agreement is hereby amended to delete such definition in its entirety and to substitute the following new definition in its place:

          ""Maximum Revolving Credit" means $2,500,000.00 until February 28, 2010, and thereafter means $2,000,000.00."

          After February 28, 2010, Borrower shall be required to repay any amounts outstanding under the Note in excess of $2,000,000.00.

II. CONDITIONS. As a condition of this Agreement, Borrower shall at the time of execution of this Agreement:

      (a) reimburse Lender for its-out-of pocket costs in connection with this Agreement and the Modification Documents (as defined below), including reasonable legal fees and expenses incurred by Lender;

      (b) deliver to Lender the following documents in form and substance reasonably satisfactory to Lender or, if applicable, as required by the terms and conditions of the Loan Agreement:

                  (i) an Amendment No. 3 and Allonge to Revolving Line of Credit Note; and

                  (ii) any other documents reasonably requested by Lender.

                  The foregoing documents and any additional documents executed herewith, together with this Agreement, shall be referred to herein as the "Modification Documents".

III. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that: (i) its representations and warranties set forth in the Loan Agreement are true in all material respects on and as of the date hereof as if made on such date (except to the extent that the same expressly relate to an earlier date or are affected by the consummation of transactions permitted hereby or by the Agreement);
          (ii) it is in compliance in all material respects with all of the terms and provisions set forth in the Loan Agreement on its part to be observed or performed except for those Events of Default set forth in that certain notice of Event of Default / reservation of rights letter dated as of November 13, 2009 from Bartlett Hackett Feinberg P.C. to Borrower, which have not been waived as of the date hereof; (iii) after giving effect to any extension of credit to be made on the date hereof, no Event of Default or Default Event has occurred and is continuing, except as set forth above; (iv) since the date of the financial statements most recently provided to Lender by Borrower, there has occurred no material adverse change in the assets or liabilities or the financial or other condition of Borrower; (v) it has full power to execute, deliver and perform its obligations under the Modification Documents and the execution, delivery and performance of the Modification Documents have been authorized and directed by the appropriate parties; (vi) the Modification Documents constitute the legal, valid and binding obligations of Borrower and/or the Subsidiary, as applicable, enforceable in accordance with their terms;
          (vii) the execution, delivery and performance thereof will not violate any provision of any existing law or regulation applicable to Borrower or the Subsidiary or their respective governing documents or of any order or decree of any court, arbitrator or governmental authority or of any contractual undertaking to which either is a party or by which either may be bound; and (viii) no consents, licenses, approvals or authorizations of, exemptions by or registrations or filings with, any governmental authority are required with respect to the Modification Documents.

IV.      MISCELLANEOUS.

1. If Borrower fails to comply with all the terms and conditions of the Modification Documents, such failure shall constitute a default under this Agreement and an Event of Default under the Loan Agreement and other Loan Documents.

2. No other changes shall be made to the Loan Agreement, and Borrower reaffirms its obligations under the Loan Documents (as increased and amended hereby) in their entirety. This Agreement is not intended to extinguish or affect any of the debt evidenced by the Notes or to otherwise modify any of the obligations under any of the Loan Documents, except as increased and amended hereby. Borrower hereby reaffirms that Borrower remains indebted to Lender without defense, counterclaim or offset and hereby releases Lender from any and all claims or other causes of action which Borrower may have against Lender with respect to the Loans and the Loan Documents. The Borrower hereby intends that the definition of "Obligations" in the Security Agreement and the Stock Pledge Agreement shall include the increase to the Revolving Note provided for hereunder.

3. This Agreement is made in the Commonwealth of Massachusetts and shall be construed in accordance with its laws without regard to principles of conflicts of laws. If any provision hereof is in conflict with any statute or rule of law of the Commonwealth of Massachusetts or any other statute or rule of law of any other applicable jurisdiction or is otherwise unenforceable, such provisions shall be deemed null and void only to the extent of such conflict or unenforceability and shall be deemed separate from and shall not invalidate any other provision of this Agreement.

4. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other parties shall be a beneficiary hereunder. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

5. This Agreement may be signed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument. Signatures delivered by facsimile transmission shall have the same force and effect as original signatures delivered in person.

                         [Signatures on following page]

EXECUTED under seal as of the 14th day of December, 2009.



                                    LENDER:

                                    RBS CITIZENS, NATIONAL ASSOCIATION


/s/Imran Bora                       By: /s/ David Bugbee
----------------------------        --------------------------------
Witness                             Name:   David Bugbee
                                    Title:  Senior Vice President



                                    BORROWER:

                                    NATIONAL INVESTMENT MANAGERS INC.


/s/Gail L. Ross                     By:/s/ Steven J. Ross
----------------------------        --------------------------------
Witness                             Name:  Steven J. Ross
                                    Title: CEO




--------------------------------------------------------------------------------



The Guarantors hereby (i) consent to the terms of the foregoing Agreement, (ii) confirm and ratify their respective obligations under the Guaranties, (iii) intend that the definition of "Guaranteed Obligations" in their respective Guaranties shall include the increase to the Revolving Note provided for hereunder, and (iv) confirm that the Guarantors do hereby intend that the Guarantors' Security Agreements shall continue to secure all obligations of Borrower to Lender as amended and increased hereunder. The undersigned hereby signs in his capacity as an officer and authorized signatory of each of the Guarantors set forth in Schedule A attached hereto.

                                             As to all Guarantors:


/s/Gail L. Ross                              /s/ Steven J. Ross
----------------------------                 --------------------------------
Witness                                      Steven J. Ross, duly authorized

                                   SCHEDULE A

------- -----------------------------------------------------------------------
1.         ABR Advisors, Inc.
           a New York corporation
           2985 Navajo Street
           Yorktown Heights, NY  10598

------- -----------------------------------------------------------------------
2.         Alan N. Kanter & Associates, Inc.
           a Maryland corporation
           31 Walker Avenue, 2nd Floor
           Baltimore, MD  21208

------- -----------------------------------------------------------------------
3.         Alaska Pension Services, Ltd.
           an Alaskan corporation
           400 D Street, Suite 300
           Anchorage, AK  99501

------- -----------------------------------------------------------------------
4.         Asset Preservation Corp.
           a Pennsylvania corporation
           110 Gibraltar Road, Suite 101
           Horsham, PA  19044-2376

------- -----------------------------------------------------------------------
5.         Benefit Dynamics, Inc.
           a Pennsylvania corporation
           89 N. Haddon Avenue, Suite D
           Haddonfield, NJ  08033

------- -----------------------------------------------------------------------
6.         Benefit Management Inc.
           a Massachusetts corporation
           3 Lyons Way
           North Attleboro, MA  02763

------- -----------------------------------------------------------------------
7.         BPI/PPA Inc.
           a Delaware corporation
           1013 Centre Road
           Wilmington, DE  10805

------- -----------------------------------------------------------------------
8.         California Investment Annuity Sales, Inc.
           a California corporation
           4640 Admiralty Way
           Marina Del Ray, CA  90292

------- -----------------------------------------------------------------------
9.         Circle Pension, Inc.
           a New York corporation
           Empire State Building
           350 Fifth Ave., Suite 534
           New York, NY  10118

------- -----------------------------------------------------------------------
10.        Complete Investment Management, Inc. of Philadelphia
           a Pennsylvania corporation
           110 Gibraltar Road, Suite 101
           Pennsylvania Business Campus
           Horsham, PA  19044

------- -----------------------------------------------------------------------
11.        Haddon Strategic Alliances, Inc.
           a New Jersey corporation
           426 Queensboro Lane
           Haddonfield, NJ  08033

------- -----------------------------------------------------------------------
12.        Lamoriello & Co., Inc.
           a Rhode Island corporation
           2374 Post Road, Suite 1
           Warwick, RI  02886

------- -----------------------------------------------------------------------
13.        National Actuarial Pension Services, Inc.
           a Texas corporation
           10777 Westheimer, Suite 220
           Houston, TX  77042

------- -----------------------------------------------------------------------
14.        National Associates, Inc., N.W.
           a Washington corporation
           2212 2nd Avenue W.
           Seattle, Washington  98119

------- -----------------------------------------------------------------------
15.        Pension Administration Services, Inc.
           a Pennsylvania corporation
           110 Gibraltar Road, Suite 101
           Horsham, PA  19044-2376

------- -----------------------------------------------------------------------
16.        Pension Technical Services, Inc. (d/b/a REPTECH Corp.)
           a Colorado corporation
           6400 South Fiddler's Green Circle, Suite 500
           Greenwood Village, CO  80111

------- -----------------------------------------------------------------------
17.        Pentec, Inc.
           a Connecticut corporation
           72 Queen Street
           Southington, CT  06489

------- -----------------------------------------------------------------------
18.        Pentec Capital Management, Inc.
           a Connecticut corporation
           72 Queen Street
           Southington, CT  06489

------- -----------------------------------------------------------------------
19.        Southeastern Pension Services, Inc.
           a Florida corporation
           1525 International Parkway, Suite 2071
           Lake Mary, FL  32746

------- -----------------------------------------------------------------------
20.        Stephen H. Rosen & Associates, Inc.
           a New Jersey corporation
           89 North Haddon Avenue
           Haddonfield, NJ  08033

------- -----------------------------------------------------------------------
21.        The Pension Alliance, Inc.
           a Pennsylvania corporation
           2578 Interstate Drive, Suite 102
           Harrisburg, PA  17110

------- -----------------------------------------------------------------------
22.        The Pension Group, Inc.
           a California corporation
           23046 Avenida De La Carlota, Suite 500
           Laguna Hills, CA  92653

------- -----------------------------------------------------------------------
23.        Valley Forge Consulting Corporation
           a Pennsylvania corporation
           998 Old Eagle School Rd., Suite 1206
           Wayne, PA  19087

------- -----------------------------------------------------------------------
24.        Valley Forge Enterprises, Ltd. (f/k/a VFE Merger Corp.)
           a Pennsylvania corporation
           998 Old Eagle School Rd., Suite 1206
           Wayne, PA  19087

------- -----------------------------------------------------------------------
25.        VEBA Administrators, Inc. (d/b/a Benefit Planning, Inc.)
           a California corporation
           4640 Admiralty Way, 9th Floor
           Marina Del Rey, CA  90292

------- -----------------------------------------------------------------------
26.        V.F. Associates, Inc.
           a Pennsylvania corporation
           998 Old Eagle School Rd., Suite 1206
           Wayne, PA  19087

------- -----------------------------------------------------------------------
27.        V.F. Investment Services Corp.
           a Pennsylvania corporation
           998 Old Eagle School Rd., Suite 1206
           Wayne, PA  19087
------- -----------------------------------------------------------------------